UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06087

Legg Mason Partners Series Funds, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

[INSERT SHAREHOLDER REPORT]

ANNUAL REPORT

DECEMBER 31, 2006

Legg Mason Partners New York Municipal Money Market Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK GUARANTEE  •  MAY LOSE VALUE

Legg Mason Partners New York Municipal Money Market Fund

Annual Report  •  December 31, 2006

What’s

Inside

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

U.S. economic growth was mixed during the 12-month reporting period. After gross domestic product (“GDP”)i increased 1.7% in the fourth quarter of 2005, the economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% and it further moderated to 2.0% in the third quarter. The economy then strengthens in the fourth quarter, due largely to increased consumer spending over this time, the preliminary estimate for GDP growth was 3.5%.

After increasing the federal funds rateii to 5.25% in June—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii paused from raising rates at its next five meetings. In its statement accompanying the January 2007 meeting, the Fed stated, “Recent indicators have suggested somewhat firmer economic growth, and some tentative signs of stabilization have appeared in the housing market. Readings on core inflation have improved modestly in recent months, and inflation pressures seem likely to moderate over time”.

During the reporting period, short- and long-term Treasury yields experienced periods of significant volatility. After peaking in late June—with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively—rates fell sharply as the Fed paused from its tightening cycle. In addition, inflationary pressures eased as oil prices fell after reaching a record high in mid-July. Overall, during the 12 months ended December 31, 2006, two-year Treasury yields increased to 4.82% versus 4.41% when the reporting period began. Over the same period, 10-year Treasury yields moved from 4.39% to 4.71%.

The yields available from money market instruments fluctuated given the changes in short term interest rates over the

Legg Mason Partners New York Municipal Money Market Fund         I

12-month reporting period. Overall, there remained solid demand for shorter dated money market securities.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

Shareholder approval of a reorganization pursuant to which the Fund’s assets will be acquired, and its liabilities assumed by the Legg Mason Partners Municipal Funds—New York Money Market Portfolio (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund has been obtained. It is expected that the Fund will be terminated, and shares of the Acquiring Fund will be distributed to Fund shareholders on or about March 2, 2007.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Prior to November 20, 2006, the Fund was formerly known as Salomon Brothers New York Municipal Money Market Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

II         Legg Mason Partners New York Municipal Money Market Fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 31, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

Legg Mason Partners New York Municipal Money Market Fund         III

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. The economy weakened during the year due, in part, to the lagged effect of higher short-term interest rates and a rapidly cooling housing market. Inflationary pressures intensified during the first half of the reporting period. However, as oil prices retreated from their July record high and housing prices moderated, inflation became less of an issue. The Consumer Price Index (“CPI”)i fell in September and October and was surprisingly flat in November.ii The Federal Reserve Board (“Fed”)iii boosted its target federal funds rateiv from 4.25% when the reporting period began to 5.25% in June 2006. The Fed then held rates steady during the remainder of the year.

The Treasury yield curvev flattened in 2006, as the difference between short- and long-term yields narrowed. Overall, during the 12-months ended December 31, 2006, two-year Treasury yields increased from 4.41% to 4.82%. Over the same period, 10-year Treasury yields moved from 4.39% to 4.71%. Throughout much of 2006, the Treasury yield curve was inverted, with two-year Treasury yields surpassing their 10-year counterparts. Historically, this anomaly has often been a precursor of slowing economic growth and, in many cases, a recession.vi

During the reporting period, yields available from money market securities rose. This was met by overall solid demand by investors, as total assets in money market funds increased from approximately $2.05 trillion to $2.93 trillion in 2006.vii

Performance Review

As of December 31, 2006, the seven-day current yield for Class A shares of Legg Mason Partners New York Municipal Money Market Fund was 3.29% and its seven-day effective yield, which reflects compounding, was 3.35%.1

Current reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent these reimbursements and/or fee waivers, the seven-day current yield would have been 3.29% and the seven-day effective yield would have been 3.35%.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

Legg Mason Partners New York Municipal Money Market Fund 2006 Annual Report         1

Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

New York Municipal Money Market Fund Yields as of December 31, 2006

	Seven-Day Current Yield[1]	Seven-Day Effective Yield[1]
Class A Shares	3.29%	3.35%

Class O Shares	3.40%	3.45%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate.
Current reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent these reimbursements and/or fee waivers, the seven-day current yield would have been 3.29% and the seven-day effective yield would have been 3.35%.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. Throughout the reporting period, the Fund held a diversified mix of municipal notes and Variable Rate Demand Notes (“VRDN”).viii Given this positioning, the Fund was able to generate incremental yield during periods when short-term interest rates rose. We also looked to selectively extend the Fund’s maturity versus its peer group at various times during the year to take advantage of attractive opportunities as they arose.

What were the leading detractors from performance?

A. There was an unusual amount of new money market supply in June. In anticipation of this new supply we looked to lock in yields at what we believed to be attractive levels. Despite this new supply, VRDN rates surprising moved higher, from 3.22% in the beginning of May to 3.97% in mid-June. We therefore shortened the Fund’s maturity to capture these higher rates.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund during the period.

2         Legg Mason Partners New York Municipal Money Market Fund 2006 Annual Report

Thank you for your investment in the Legg Mason Partners New York Municipal Money Market Fund.

As always, we appreciate that you have chosen us to manage your assets.

Sincerely,

Western Asset Management Company

January 18, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Please note that an investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Certain investors may be subject to the Alterative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal advisor.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Consumer Price Index measures the average change in U.S. consumer prices over time in a fixed market basket of goods and services determined by the U.S. Bureau of Labor Statistics.

ii	Source: U.S. Department of Labor, 12/06.

iii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi	Source: The Wall Street Journal, 1/07.

vii	Source: The Investment Company Institute, 1/07.

viii	Variable Rate Demand Notes (“VRDN”) are short term tax exempt instruments whose rate reset daily or weekly.

Legg Mason Partners New York Municipal Money Market Fund 2006 Annual Report         3

Fund at a Glance (unaudited)

4         Legg Mason Partners New York Municipal Money Market Fund 2006 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2006 and held for the six months ended December 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(3)	Expenses Paid During the Period(4)
Class A	1.48%	$1,000.00	$1,014.80	0.53%	$2.69

Class O	1.53	1,000.00	1,015.30	0.44	2.24

(1)	For the six months ended December 31, 2006.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners New York Municipal Money Market Fund 2006 Annual Report         5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(2)	Expenses Paid During the Period(3)
Class A	5.00%	$1,000.00	$1,022.53	0.53%	$2.70

Class O	5.00	1,000.00	1,022.99	0.44	2.24

(1)	For the six months ended December 31, 2006.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Legg Mason Partners New York Municipal Money Market Fund 2006 Annual Report

Schedule of Investments (December 31, 2006)

LEGG MASON PARTNERS NEW YORK MUNICIPAL MONEY MARKET FUND

Face Amount	Rating‡	Security	Value

SHORT-TERM INVESTMENTS(a) — 99.6%
Education — 4.4%
		New York State Dormitory Authority Revenue, Cornell University:
$1,705,000	A-1+	Series A, SPA-JPMorgan Chase, 3.850%, 1/4/07	$1,705,000
1,095,000	A-1+	Series B, SPA-JPMorgan Chase, 3.850%, 1/4/07	1,095,000

		Total Education	2,800,000

Finance — 15.2%
		Nassau County, NY, Interim Finance Authority, Sales Tax Revenue, FSA-Insured:
555,000	A-1+	Series A, SPA-Dexia Credit Local, 3.900%, 1/3/07	555,000
1,615,000	A-1+	Series B, SPA-BNP Paribas, 3.850%, 1/3/07	1,615,000
		New York City, NY, TFA:
400,000	A-1+	Future Tax Secured, Series C, SPA-Bayerische Landesbank, 3.890%, 1/2/07	400,000
1,820,000	A-1+	New York City Recovery Project, Series 1, Subordinated Series 1B, LIQ-Societe Generale, 3.950%, 1/3/07	1,820,000
500,000	A-1+	New York City Recovery, Series 3, Subordinated Series 3-G, SPA-Bank of New York, 3.880%, 1/3/07 Revenue:	500,000
700,000	A-1+	New York City Recovery Project , Series 3, Subordinated Series 3-F, SPA-Royal Bank of Canada, 3.980%, 1/2/07	700,000
1,000,000	A-1+	Subordinated Series 2D, LIQ-Lloyds TSB Bank, 3.880%, 1/3/07	1,000,000
		New York State LGAC:
1,000,000	A-1+	Refunding, Subordinated Lien, Series 4V, FSA-Insured, SPA-Westdeustche Landesbank, 3.900%, 1/3/07	1,000,000
2,000,000	A-1+	Series B, LOC-Westdeutsche Landesbank & Bayerische Landesbank, 3.800%, 1/3/07	2,000,000

		Total Finance	9,590,000

General Obligation — 8.9%
		New York City, NY, GO:
2,400,000	A-1+	Series F-6, LOC-Morgan Guaranty Trust, 3.900%, 1/3/07	2,400,000
500,000	A-1+	Subordinated Series F-4, LOC-Royal Bank of Scotland, 3.850%, 1/4/07	500,000
200,000	A-1+	New York, NY, GO, Subordinated Series E5, LOC-JPMorgan Chase, 3.950%, 1/2/07	200,000
2,500,000	A-1+	Puerto Rico Commonwealth, Refunding, Government Development Bank, GO, MBIA-Insured, SPA-Credit Suisse, 3.730%, 1/3/07	2,500,000

		Total General Obligation	5,600,000

Government Facilities — 3.4%
		Jay Street Development Corp., NY, Courts Facility Lease Revenue:
		New York City, Jay Street Project, Series A-2, LOC-Depfa Bank PLC:
850,000	A-1+	3.940%, 1/2/07	850,000
500,000	A-1+	3.850%, 1/3/07	500,000
800,000	A-1+	Series A-4, LOC-Depfa Bank PLC, 3.920%, 1/2/07	800,000

		Total Government Facilities	2,150,000

See Notes to Financial Statements.

Legg Mason Partners New York Municipal Money Market Fund 2006 Annual Report         7

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Hospitals — 5.0%
$730,000	A-1+	Nassau Health Care Corp., New York Revenue, Subordinated Series 2004-C2, FSA-Insured, SPA-Dexia Credit Local, 3.790%, 1/4/07	$730,000
1,000,000	A-1+	New York State Dormitory Authority Revenue, Mental Health Services, Subordinated Series D-2C, MBIA-Insured, SPA-Landesbank Baden-Wuerttemberg, 3.900%, 1/4/07	1,000,000
1,440,000	A-1	Orange County, NY, IDA, Revenue, Horton Medical Center Project, FSA-Insured, SPA-Morgan Stanley Bank, 3.890%, 1/4/07	1,440,000

		Total Hospitals	3,170,000

Housing: Multi-Family — 17.5%
		New York City, NY, HDC:
		MFH Rent Revenue:
1,550,000	A-1+	First Avenue Development, Series A, FNMA-Collateralized, 3.930%, 1/3/07 (b)	1,550,000
2,015,000	VMIG1(c)	Queenswood Apartments, Series A, FHLMC-Insured, 3.850%, 1/3/07	2,015,000
900,000	A-1+	MFH Revenue, Morris Avenue Apartments, Series A, LOC-HSBC Bank USA N.A., 3.920%, 1/3/07 (b)	900,000
1,000,000	A-1+	Related Monterey, Series A, LIQ-FNMA, 3.880%, 1/3/07	1,000,000
		New York State HFA:
		Revenue:
1,130,000	A-1+	Normandie Court I Project, LOC-Landesbank Hessen-Thuringen Girozentrale, 3.850%, 1/3/07	1,130,000
2,400,000	VMIG1(c)	West 17th Street Housing, Series A, LOC-Landesbank Baden-Wurttemberg, 3.930%, 1/3/07 (b)	2,400,000
800,000	A-1+	Service Contract Revenue, Series B, LOC-BNP Paribas, 3.850%, 1/3/07	800,000
1,300,000	VMIG1(c)	New York State Housing Finance Agency Revenue, 1500 Lexington Associates LLC, Series A, Remarketed 4/15/04, LIQ-FNMA, 4.000%, 1/3/07 (b)	1,300,000

		Total Housing: Multi-Family	11,095,000

Housing: Single Family — 9.9%
		New York State Housing Finance Agency:
		Revenue:
1,500,000	VMIG1(c)	10 Barclay Street, Series A, LIQ-FNMA, 3.950%, 1/3/07	1,500,000
1,000,000	VMIG1(c)	188 Ludlow Street Housing, Series A, LOC-Landesbank Hessen-Thuringen, 3.930%, 1/3/07 (b)	1,000,000
2,000,000	VMIG1(c)	Clinton Green North Housing, Series A, LOC-Bank of America, 3.950%, 1/3/07 (b)	2,000,000
		Service Contract Revenue:
		Refunding:
300,000	A-1+	Series D, LOC-State Street Bank & Trust Co., 3.850%, 1/3/07	300,000
450,000	A-1+	Series G, LOC-Westdeutsche Landesbank, 3.900%, 1/3/07	450,000
1,000,000	A-1+	Series E, LOC-BNP Paribas, 3.850%, 1/3/07	1,000,000

		Total Housing: Single Family	6,250,000

See Notes to Financial Statements.

8         Legg Mason Partners New York Municipal Money Market Fund 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Industrial Development — 11.8%
$2,870,000	VMIG1(c)	Liberty, NY, Development Corp. Revenue, 377 Greenwich LLC, LOC-Wells Fargo Bank N.A., 3.850%, 1/4/07	$2,870,000
300,000	VMIG1(c)	Monroe County, NY, IDA Revenue, Margaret Woodbury Strong, LOC-JPMorgan Chase, 3.950%, 1/4/07	300,000
2,590,000	A-1	Suffolk County IDA, IDR, Third Project Wolf Family, Series A, LOC-HSBC Bank USA N.A., 4.100%, 1/4/07 (b)	2,590,000
1,600,000	A-1+	Trust for Cultural Resources, NYC Revenue, WNYC Radio Inc., LOC-Wachovia Bank, 3.890%, 1/4/07	1,600,000
135,000	A-1+	Wyoming County IDA, IDR, American Precision Industries, Inc., LOC-HSBC Bank USA N.A., 4.100%, 1/4/07 (b)	135,000

		Total Industrial Development	7,495,000

Public Facilities — 8.7%
510,000	A-1+	New York, NY, TFA, Subordinated Series 2C, LIQ-Lloyds TSB Bank PLC, 3.950%, 1/3/07	510,000
		New York City, NY, Trust for Cultural Resources:
2,000,000	A-1	Museum of Broadcasting, LOC-KBC Bank NV, 3.850%, 1/3/07	2,000,000
290,000	VMIG1(c)	Revenue, Asia Society, LOC-JPMorgan Chase, 3.890%, 1/4/07	290,000
		New York State Dormitory Authority Revenue, Metropolitan Museum of Art:
2,430,000	A-1+	Series A, 3.850%, 1/3/07	2,430,000
250,000	A-1+	Series B, 3.850%, 1/3/07	250,000

		Total Public Facilities	5,480,000

Transportation — 4.9%
100,000	A-1+	Metropolitan Transportation Authority NY Revenue, Refunding, Series G-2, AMBAC-Insured, SPA-Landesbank Hessen-Thuringen Grozentrele, 3.860%, 1/4/07	100,000
3,000,000	A-1+	Triborough Bridge & Tunnel Authority, NY, Revenue, Refunding, Series F, SPA-ABN AMRO Bank N.V., 3.900%, 1/4/07	3,000,000

		Total Transportation	3,100,000

Water & Sewer — 1.3%
800,000	A-1+	New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Fiscal 2003, Subordinated Series C-3, SPA-Bank of New York, 3.450%, 1/2/07	800,000

Utilities — 8.6%
680,000	A-1+	Long Island, NY, Power Authority, Electric System Revenue, Subordinated Series 2, Subordinated Series 2B, LOC-Bayerische Landesbank, 3.450%, 1/2/07	680,000
1,800,000	A-1+	Long Island Power Authority, NY, Electric System Revenue, Series 7, Subordinated Series 7-A, MBIA-Insured, SPA-Fortis Bank SA/NV, 3.790%, 1/3/07	1,800,000
2,675,000	A-1+	New York State Energy Research & Development Authority, Revenue, Consolidated Edison Co., Subordinated Series A-2, LOC-Wachovia Bank, 3.900%, 1/3/07	2,675,000

See Notes to Financial Statements.

Legg Mason Partners New York Municipal Money Market Fund 2006 Annual Report         9

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Utilities — 8.6% (continued)
$300,000	A-1+	Puerto Rico, Electric Power Authority Revenue, PART, MSTC, Series SGA 43, MBIA-Insured, SPA-Societe Generale, 3.860%, 1/3/07	$300,000

		Total Utilities	5,455,000

		TOTAL INVESTMENTS — 99.6% (Cost — $62,985,000#)	62,985,000
		Other Assets in Excess of Liabilities — 0.4%	257,276

		TOTAL NET ASSETS — 100.0%	$63,242,276

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited

(a)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(c)	Rating by Moody’s Investors Service. All ratings are unaudited

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AMBAC	— Ambac Assurance Corporation
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Financial Security Assurance
GO	— General Obligation
HDC	— Housing Development Corporation
HFA	— Housing Finance Authority
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
LGAC	— Local Government Assistance Corporation
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MBIA	— Municipal Bond Investors Assurance Corporation
MFH	— Multi-Family Housing
MSTC	— Municipal Securities Trust Certificates
PART	— Partnership Structure
SPA	— Standby Bond Purchase Agreement
TFA	— Transitional Finance Authority

See Notes to Financial Statements.

10         Legg Mason Partners New York Municipal Money Market Fund 2006 Annual Report

Short-Term Security Ratings (unaudited)

SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
MIG1	— Moody’s highest rating for short-term municipal obligations.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

Legg Mason Partners New York Municipal Money Market Fund 2006 Annual Report         11

Statement of Assets and Liabilities (December 31, 2006)

ASSETS:
Investments, at amortized cost	$62,985,000
Cash	141,958
Interest receivable	198,175
Receivable for Fund shares sold	100
Receivable from manager	517
Prepaid expenses	14,127

Total Assets	63,339,877

LIABILITIES:
Investment management fee payable	13,659
Distributions payable	13,404
Payable for Fund shares repurchased	5,101
Directors’ fees payable	3,192
Accrued expenses	62,245

Total Liabilities	97,601

Total Net Assets	$63,242,276

NET ASSETS:
Par value (Note 5)	$63,242
Paid-in capital in excess of par value	63,179,034

Total Net Assets	$63,242,276

Shares Outstanding:
Class A	3,441,881

Class O	59,800,383

Net Asset Value:
Class A	$1.00

Class O	$1.00

See Notes to Financial Statements.

12         Legg Mason Partners New York Municipal Money Market Fund 2006 Annual Report

Statement of Operations (For the year ended December 31, 2006)

INVESTMENT INCOME:
Interest	$2,247,838

EXPENSES:
Investment management fee (Note 2)	164,537
Registration fees	35,235
Restructuring and reorganization fees (Note 10)	34,235
Legal fees	31,692
Audit and tax	26,010
Shareholder reports (Note 3)	16,100
Transfer agent fees (Note 3)	10,489
Directors’ fees (Note 10)	10,016
Insurance	1,263
Custody fees	786
Miscellaneous expenses	6,080

Total Expenses	336,443
Less: Fee waivers and/or expense reimbursements (Notes 2 and 10)	(1,835)

Net Expenses	334,608

Net Investment Income	1,913,230

Increase in Net Assets From Operations	$1,913,230

See Notes to Financial Statements.

Legg Mason Partners New York Municipal Money Market Fund 2006 Annual Report         13

Statements of Changes in Net Assets (For the years ended December 31,)

	2006	2005
OPERATIONS:
Net investment income	$1,913,230	$1,225,235

Increase in Net Assets From Operations	1,913,230	1,225,235

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 4):
Net investment income	(1,913,230)	(1,225,235)

Decrease in Net Assets From Distributions to Shareholders	(1,913,230)	(1,225,235)

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	63,493,568	49,417,657
Reinvestment of distributions	1,805,177	1,167,201
Cost of shares repurchased	(61,963,544)	(66,772,816)

Increase (Decrease) in Net Assets From Fund Share Transactions	3,335,201	(16,187,958)

Increase (Decrease) in Net Assets	3,335,201	(16,187,958)
NET ASSETS:
Beginning of year	59,907,075	76,095,033

End of year	$63,242,276	$59,907,075

See Notes to Financial Statements.

14         Legg Mason Partners New York Municipal Money Market Fund 2006 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$1.000		$1.000	$1.000	$1.000	$1.000

Income From Operations:
Net investment income	0.029		0.019	0.007	0.006	0.012
Net realized gain (loss)	—		—	0.000 (1)	0.000 (1)	0.000 (1)

Total Income From Operations	0.029		0.019	0.007	0.006	0.012

Less Distributions From:
Net investment income	(0.029)		(0.019)	(0.007)	(0.006)	(0.012)
Net realized gain	—		—	—	—	—

Total Distributions	(0.029)		(0.019)	(0.007)	(0.006)	(0.012)

Net Asset Value, End of Year	$1.000		$1.000	$1.000	$1.000	$1.000

Total Return(2)	2.90%		1.89%	0.75%	0.65%	1.20%

Net Assets, End of Year (000s)	$3,442		$3,386	$4,016	$4,533	$6,400

Ratios to Average Net Assets:
Gross expenses	0.55	%†	0.48%	0.49%	0.43%	0.39%
Net expenses	0.55	(3)†	0.48	0.47 (3)	0.41 (3)	0.35 (3)
Net investment income	2.86		1.85	0.74	0.56	1.19

(1)	Amount represents less than $0.001.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 0.50% (Note 10).

See Notes to Financial Statements.

Legg Mason Partners New York Municipal Money Market Fund 2006 Annual Report         15

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class O Shares	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$1.000		$1.000	$1.000	$1.000	$1.000

Income From Operations:
Net investment income	0.029		0.018	0.007	0.006	0.012
Net realized gain (loss)	—		—	0.000 (1)	0.000 (1)	0.000 (1)

Total Income From Operations	0.029		0.018	0.007	0.006	0.012

Less Distributions From:
Net investment income	(0.029)		(0.018)	(0.007)	(0.006)	(0.012)
Net realized gain	—		—	—	—	—

Total Distributions	(0.029)		(0.018)	(0.007)	(0.006)	(0.012)

Net Asset Value, End of Year	$1.000		$1.000	$1.000	$1.000	$1.000

Total Return(2)	2.95%		1.86%	0.75%	0.65%	1.20%

Net Assets, End of Year (000s)	$59,800		$56,521	$72,079	$76,189	$104,082

Ratios to Average Net Assets:
Gross expenses	0.51	%†	0.52%	0.49%	0.46%	0.39%
Net expenses	0.51	(3)†	0.52	0.47 (3)	0.41 (3)	0.35 (3)
Net investment income	2.91		1.80	0.73	0.63	1.20

(1)	Amount represents less than $0.001.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.46% and 0.45%, respectively (Note 10).

See Notes to Financial Statements.

16         Legg Mason Partners New York Municipal Money Market Fund 2006 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners New York Municipal Money Market Fund (formerly known as Salomon Brothers New York Municipal Money Market Fund ) (the “Fund”) is a separate investment fund of Legg Mason Partners Series Funds, Inc. (formerly known as Salomon Brothers Investment Series Funds), (the “Series Funds”), a Maryland corporation, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing portfolio securities at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Fund’s use of amortized cost is subject to their compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

(b) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

(c) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(e) Expenses. Direct expenses are charged to the Fund, and general expenses of the Series Funds are allocated to the Funds based on each Fund’s relative net assets.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

Legg Mason Partners New York Municipal Money Market Fund 2006 Annual Report         17

Notes to Financial Statements (continued)

2.	Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Salomon Brothers Asset Management Inc. (“SBAM”), an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated daily and paid monthly at an annual rate of 0.25% of the Fund’s average daily net assets.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

During the year ended December 31, 2006, SBAM and LMPFA waived a portion of their investment management fee in the amount of $1,318. In addition, during the year ended December 31, 2006, the Fund was reimbursed for expenses amounting to $517.

Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), serve as co-distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Class Specific Expenses

For the year ended December 31, 2006, transfer agent fees and shareholder reports expenses were as follows:

	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$1,137	$1,879
Class O	9,352	14,221

Total	$10,489	$16,100

4.	Distributions to Shareholders by Class

	Year Ended December 31, 2006	Year Ended December 31, 2005
Net Investment Income:
Class A	$98,593	$72,276
Class O	1,814,637	1,152,959

Total	$1,913,230	$1,225,235

18         Legg Mason Partners New York Municipal Money Market Fund 2006 Annual Report

Notes to Financial Statements (continued)

5.	Capital Shares

At December 31, 2006, the Series Fund had 10 billion shares of authorized capital stock, with par value of $0.001 per share.

Transactions in each class were as follows:

	Year Ended December 31, 2006	Year Ended December 31, 2005
Class A
Shares sold	357,630	1,171,576
Shares issued on reinvestment	97,808	71,143
Shares repurchased	(399,586)	(1,873,059)

Net Increase (Decrease)	55,852	(630,340)

Class O
Shares sold	63,135,938	48,246,081
Shares issued on reinvestment	1,707,369	1,096,058
Shares repurchased	(61,563,958)	(64,899,757)

Net Increase (Decrease)	3,279,349	(15,557,618)

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and share repurchased, is equal to the dollar amount shown in the Statement of Changes in Net Assets.

6.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end the Fund has made the following distributions:

Record Date Payable Date	Class A	Class O
Daily 1/31/07	$0.002371	$0.002457

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2006	2005
Distributions Paid From:
Tax-Exempt Income	$1,913,230	$1,225,235

As of December 31, 2006, there were no significant differences between the book and tax components of net assets.

7.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney

Legg Mason Partners New York Municipal Money Market Fund 2006 Annual Report         19

Notes to Financial Statements (continued)

Fund Management LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected

20         Legg Mason Partners New York Municipal Money Market Fund 2006 Annual Report

Notes to Financial Statements (continued)

Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Fund.

This Fund is not among the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and SBAM, which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory

Legg Mason Partners New York Municipal Money Market Fund 2006 Annual Report         21

Notes to Financial Statements (continued)

and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

9.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

22         Legg Mason Partners New York Municipal Money Market Fund 2006 Annual Report

Notes to Financial Statements (continued)

10.	Special Shareholder Meeting and Reorganization

Shareholder approval of a merger and reorganization pursuant to which the Fund’s assets will be acquired, and its liabilities assumed by Legg Mason Partners Municipal Funds — New York Money Market Portfolio. (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund was obtained at the January 19, 2007 shareholder meeting. It is expected that the Fund will be terminated, and shares of the Acquiring Fund will be distributed to Fund shareholders on or about March 2, 2007. Under the reorganization, Fund shareholders will receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Fund. It is anticipated that as a result of the reorganization, Fund shareholders will recognize no gain or loss for Federal income tax purposes.

Shareholders also approved a number of initiatives designed to streamline and restructure the fund complex. These matters generally are expected to be implemented in 2007. As noted in the proxy materials, Legg Mason will pay for a portion of the costs related to these initiatives. The portion of the costs that are borne by the fund will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary for expense cap purposes and are not subject to the Fund’s expense limitation agreement. See also “Additional Shareholder Information” at the end of this report.

Legg Mason Partners New York Municipal Money Market Fund 2006 Annual Report         23

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Legg Mason Partners Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners New York Municipal Money Market Fund (formerly Salomon Brothers New York Municipal Money Market Fund), a series of Legg Mason Partners Series Funds, Inc. (formerly Salomon Brothers Series Funds, Inc), as of December 31, 2006, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 2004 were audited by other independent registered public accountants whose report thereon, dated February 18, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners New York Municipal Money Market Fund as of December 31, 2006, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2007

24         Legg Mason Partners New York Municipal Money Market Fund 2006 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Legg Mason Partners New York Municipal Money Market Fund (formerly known as Salomon Brothers New York Municipal Money Market Fund) (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below of the Legg Mason Partners Series Funds, Inc. (formerly known as Salomon Brothers Investment Series Funds) (the “Company”). The Statement of Additional Information includes additional information about the Directors of the Company and is available, without charge, upon request by calling Shareholder Services 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director	Since 1996	President, Colman Consulting Co.	35	None

Daniel P. Cronin 24 Woodlawn Avenue New Rochelle, NY 10804 Birth Year: 1946	Director	Since 1996	Retired; formerly Associate General Counsel, Pfizer Inc.	32	None

Leslie H. Gelb 150 East 69th Street New York, NY 10021 Birth Year: 1937	Director	Since 2002	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor, Op-Ed Page, The New York Times.	32	Director of two registered investment companies advised by Blackstone Asia Advisers LLC (“Blackstone”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director	Since 2003	President, W.R. Hutchinson & Associates Inc.; formerly Group Vice President, Mergers and Acquisitions, BP Amoco	42	Director, Associated Banc-Corp.

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036 Birth Year: 1938	Director	Since 2002	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	42	None

Legg Mason Partners New York Municipal Money Market Fund         25

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Jeswald W. Salacuse Tufts University — The Fletcher School of Law & Diplomacy 160 Packard Avenue Medford, MA 02155 Birth Year: 1938	Director	Since 2002	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	42	Director of two registered investment companies advised by Blackstone

Interested Director:
R. Jay Gerken, CFA** Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors, LLC (“LMPFA”) (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	162	None

Officers:
Frances M. Guggino Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)	N/A	N/A

26         Legg Mason Partners New York Municipal Money Market Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup, Inc.	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

*	Directors are elected until the Company’s next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners New York Municipal Money Market Fund         27

Additional Shareholder Information (unaudited)

Results of a Special Meetings of Shareholders

On December 11, 2006, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Fund’s Board Members. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the following proposals: (1) Elect Board Members, and (2) Revise and Remove Fundamental Investment Policies.

Proposal 1: Elect Board Members.

Nominees:	Votes For	Authority Withheld	Abstentions
Paul R. Ades	123,276,317.131	3,082,135.672	0.000
Andrew L. Breech	123,263,371.782	3,095,081.021	0.000
Dwight B. Crane	123,262,454.821	3,095,997.982	0.000
Robert M. Frayn, Jr.	123,177,621.132	3,180,831.671	0.000
Frank G. Hubbard	123,240,887.733	3,117,565.070	0.000
Howard J. Johnson	123,237,577.056	3,120,875.747	0.000
David E. Maryatt	123,181,879.401	3,176,573.402	0.000
Jerome H. Miller	123,151,423.644	3,207,029.159	0.000
Ken Miller	123,225,633.504	3,132,819.299	0.000
John J. Murphy	123,258,467.753	3,099,985.050	0.000
Thomas F. Schlafly	123,271,369.107	3,087,083.696	0.000
Jerry A. Viscione	123,159,026.695	3,199,426.108	0.000
R. Jay Gerken, CFA	123,180,648.353	3,177,804.450	0.000

Proposal 2: Revise and Remove Fundamental Investment Policies.

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Revise:
Borrowing Money	33,260,064.260	2,912,575.220	346,445.770	5,531,383.000
Underwriting	33,260,064.260	2,912,575.220	346,445.770	5,531,383.000
Lending	33,260,064.260	2,912,575.220	346,445.770	5,531,383.000
Issuing Senior Securities	33,260,064.260	2,912,575.220	346,445.770	5,531,383.000
Real Estate	33,078,937.130	3,093,702.350	346,445.770	5,531,383.000
Commodities	33,283,324.590	2,889,314.890	346,445.770	5,531,383.000
Concentration	33,260,064.260	2,889,314.890	369,706.100	5,531,383.000
Diversification	33,078,937.130	3,079,240.340	360,907.780	5,531,383.000
Additional Diversification	33,078,937.130	3,093,702.350	346,445.770	5,531,383.000
Non-Fundamental	32,985,038.860	3,187,600.620	346,445.770	5,531,383.000

28         Legg Mason Partners New York Municipal Money Market Fund

Additional Shareholder Information (unaudited) (continued)

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Remove:
Illiquid Securities	32,985,038.860	3,173,138.610	360,907.780	5,531,383.000
Securities on Margin	33,055,676.800	3,116,962.680	346,445.770	5,531,383.000
Short Sales	33,055,676.880	3,116,962.680	346,445.770	5,531,383.000
Other Investment Companies	33,260,064.260	2,898,113.210	360,907.780	5,531,383.000
Pledging Assets	33,055,676.800	3,116,962.680	346,445.770	5,531,383.000
Investment made in oil, gas or other mineral exploration development pro	33,297,786.600	2,874,852.880	346,445.770	5,531,383.000
Investment made for the purpose of exercising control or management	33,283,324.590	2,874,852.880	360,907.780	5,531,383.000
Warrants	33,260,064.260	2,912,575.220	346,445.770	5,531,383.000

On January 19, 2007, a Special Meeting of Shareholder was held to approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Fund in exchange for shares of the corresponding Legg Mason Partners New York Money Market Portfolio (the “Acquiring Fund”) to be distributed to the shareholders of the Fund and (ii) the subsequent termination of the Fund. The following table provides the number of votes cast for, against, as well as the number of abstentions and non-votes for the matter voted on at the Special Meeting of Shareholders:

Approval of Agreement and Plan of Reorganization

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,784,672.080	11,637,176.860	510,809.310	0.000

Legg Mason Partners New York Municipal Money Market Fund         29

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended December 31, 2006 qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.

30         Legg Mason Partners New York Municipal Money Market Fund

Legg Mason Partners New York Municipal Money Market Fund

DIRECTORS Carol L. Colman Daniel P. Cronin Leslie H. Gelb R. Jay Gerken, CFA Chairman William R. Hutchinson Dr. Riordan Roett Jeswald W. Salacuse

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

Western Asset Management Company

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough,
Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners New York Municipal Money Market Fund and is not for use with the general public.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Funds investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD04094 2/07 SR07-256

Legg Mason Partners New York Municipal Money Market Fund

The Funds are separate investment funds of the Legg Mason Partners Series Funds, Inc., a Maryland corporation.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Funds’ website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant. The aggregate fees billed in the last two fiscal years ending December 31, 2005 and December 31, 2006 (the “Reporting Periods”) for professional services rendered for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $243,500 in 2005 performed by PwC and $159,000 in 2006 performed by KPMG.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $45,050 in 2005 and $0 in 2006.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Series Funds Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC and KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $33,681 in 2005 performed by PwC and $35,788 in 2006 performed by PwC and KPMG. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Series Funds Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Series Funds Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2005 and 2006; Tax Fees were 100% and 100% for 2005 and 2006; and Other Fees were 100% and 100% for 2005 and 2006.

(f) N/A

(g) All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Legg Mason Partners Series Funds Inc., requiring pre-approval by the Audit Committee for the year ended December 31, 2005 which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region was $1.3 million all of which was pre-approved by the Audit Committee.

Non-audit fees billed by PwC for services rendered to Legg Mason Partners Series Funds Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Series Funds Inc. during the reporting period was $2.7 million for the year ended December 31, 2005.

Non-audit fees billed by KPMG for services rendered to Legg Mason Partners Series Funds Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Series Funds Inc. during the reporting period was $75,000 and $0 for the years ended December 31, 2005 and December 31, 2006, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Legg Mason Partners Series Funds Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Series Funds Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Series Funds, Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Series Funds, Inc.

Date: March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Series Funds, Inc.

Date: March 9, 2007

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Legg Mason Partners Series Funds, Inc.

Date: March 9, 2007